PARTICIPATION AGREEMENT

Date: August 9, 2018
Participant: **Earth Science Tech Inc.**
Authorized by: Nick Tabraue
Co-Executive Producer: Kevin Harrington

Production: DRTV Media Campaign
Product Category: Health and Wellness
Project Number: 1880946ts/jmor
Product Manager: Todd Sturga

FORTUNE MEDIA GROUP ("PRODUCTION COMPANY"):

1. **Television Production:** PRODUCTION COMPANY will provide a complete licensed and insured production and scriptwriting team (field production, graphics, music, voice-overs, on-camera talent, editing, set design and lighting) for taping in Southeast Florida or on-location for completion of the PARTICIPANT's :60 second DRTV commercial spot and a :15 second promotional video to be used for digital and social media purposes. PRODUCTION COMPANY hereby grants PARTICIPANT complete licensing rights and copies of the DRTV commercial spot and the promotional video for any legal and marketing/promotional purposes as well as re-broadcasting.
2. **Broadcast Distribution:** PRODUCTION COMPANY guarantees airings of commercial spots as follows: The :60 second spot airs 300x regionally. PARTICIPANT selects cable networks and markets as specified on the Network and City distribution checklists provided by the PRODUCTION COMPANY.
3. **E-Commerce Marketplace:** Kevin Harrington's online property **AsSeenOnTV.pro** will guarantee featured placement of the approved PARTICIPANT's DRTV Commercial spot on the site for 12 months.
4. **Promotions/Social Media: PRODUCTION COMPANY** will promote PARTICIPANT through its integrated social media outlets and consumer engagement strategies.
5. **Featured Celebrity:** Kevin Harrington will appear in the PARTICIPANT'S DRTV commercial spot delivering a customized product introduction.

Earth Science Tech Inc. ("PARTICIPANT"):

1. **Production Requirements:** PARTICIPANT will complete a Product Information Form (PIF) provided by the PRODUCTION COMPANY. PARTICIPANT is responsible for shipping product samples for professional photography and studio taping. PARTICIPANT agrees to supply PRODUCTION COMPANY with product images in PNG file (*Maximum Image Size – 800px x 800px and 72dpi).* PARTICIPANT acknowledges that the PRODUCTION COMPANY will immediately assign studio personnel to begin work on certain aspects of the PARTICIPANT'S DRTV campaign.
2. **Production Approvals:** PARTICIPANT agrees to review and approve final scripts, press releases and shot list. PARTICIPANT agrees to approve final edited DRTV commercial spots prior to network airings.
3. **Production Standards:** PARTICIPANT will uphold satisfactory levels of customer service and representation throughout the campaign which is consistent with the high standards set forth and maintained presently by PRODUCTION COMPANY.
4. **Scheduling Fee:** $24,900 USD is the total scheduling fee. PARTICIPANT acknowledges and agrees to pay the scheduling fee as follows: 1/2 due thirty (30) days from agreement execution and 1/2 due sixty (60) days from agreement execution.

Once both parties authorize this agreement, Participant commits to participate in the FORTUNE MEDIA GROUP DRTV campaign described above and does further agree to provide the completed product information form in a timely manner. All aspects of the agreement will be completed within twelve months or sooner of agreement execution assuming Participant does not withhold reasonable approvals. The parties agree that Florida law applies and the jurisdiction for any action regarding this agreement shall lie in the courts of Broward County, Florida. FORTUNE MEDIA GROUP has no direct affiliation with the networks on which they air and purchases airtime through cable providers, networks and/or other media sellers. This agreement contains the full and complete understandings between the parties whether written or oral, pertaining thereto, and cannot be modified except by a written instrument signed by each party hereto.

[signature], P/D/C — Nichol as S. Tabraue — 8/16/18

~~(Participant name)~~ - Authorized Representative/Title — Print name — Date

[signature] — Douglas Scott — 8/17/18

FORTUNE MEDIA GROUP - Authorized Representative/Title — Print name — Date